Exhibit 10.62

LETTER OF ACCEPTANCE

31 January 2000

Marketing & Sales Department

Jurong Town Corporation

Jurong Town Hall

301 Town Hall Road

Singapore 609431

Attn: Ms Vanessa Loh

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRES #05-05 To # 05-08 AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964

4.	We refer to your letter of offer and letter Ref JTC(L)7329/30 dated 25 January 2000 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

5.	We enclose herewith a cheque for amount of $36,079.88 and the Banker’s Guarantee of $99,069.72 as security deposit as confirmation of our acceptance.

6.	In addition, we also enclose herewith a duly completed GIRO authorisation form as requested by you for your information and record.

/s/ SIO TAT HIANG
Name of authorised signatory:	}	Sio Tat Hiang
Designation: for and on behalf of:	} }	Executive Vice President ST TELECOMMUNICATIONS PTE LTD

in the presence of:

/s/ LEE YOONG KIN
Name of witness:	}	Lee Yoong Kin
NRIC No:	}	14925441

LETTER OF ACCEPTANCE

31 January 2000

Marketing & Sales Department

Jurong Town Corporation

Jurong Town Hall

301 Town Hall Road

Singapore 609431

Attn: Ms Vanessa Loh

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRES #06-01, # 06-05 TO #06-08 AYER RAJAH INDUSTRIAL ESTATE SINGAPORE 139964

1.	We refer to your letter of offer and letter Ref JTC(L)7329/30 dated 25 January 2000 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

2.	We enclose herewith a cheque for the amount of $43,298.97 and the Banker’s Guarantee of $118,895.43 as security deposit as confirmation of our acceptance.

3.	In addition, we also enclose herewith a duly completed GIRO authorisation form as requested by you for your information and record.

/s/ SIO TAT HIANG
Name of authorised signatory:	}	Sio Tat Hiang
Designation: for and on behalf of:	} }	Executive Vice President ST TELECOMMUNICATIONS PTE LTD

in the presence of:

/s/ LEE YOONG KIN
Name of witness:	}	Lee Yoong Kin
NRIC No:	}	14925441

25 Jan 2000	CONFIDENTIAL

Mr. Lee Yoong Kin General Manager, OPS and Planning ST Telecommunications Pte Ltd 51 Cuppage Road #10-11/17 StarHub Centre Singapore 228469	(By Fax and mail)

RE: CONDITIONS OF AGREEMENT FOR THE TWO LETTERS OF OFFER FOR

1.	BLK 20 AYER RAJAH CRESCENT #06-01, #06-05 TO 08 (2,021 SQM)
2.	BLK 20 AYER RAJAH CRESCENT #05-05 TO 08 (1,684 SQM)

1 We refer to the two Letters of Offer dated 25 Jan 2000 for the above factory space and state the special conditions below in addition to the terms and conditions in the Letters of Offer for the above 2 sites at 3,705 sqm:

2 ST Telecommunications PL will be granted a 9-month period for the Right-of-First-Refusal (ROFR) for the remaining floor areas on 5th and 6th floors of 20 ARC at approximately 2,295 sqm. The 9-month ROFR period will commence from the Lease Commencement Date of the above 2 sites i.e. from 1 Aug 2000. ROFR will expire on 20 Apr 2001.

3 The 3-tier rental package for the first 3-year tenancy indicated in the two Letters of Offer are granted on the condition that your company will rent two whole floors (5th and 6th floors) at 20 ARC by mid-2001. Failing which, the rental package will be adjusted to the prevailing posted rent and subject to the normal bulk discount rate (i.e. 3% for aggregate floor area exceeding 1,000 sqm end 4% for exceeding 5,000 sqm)

4 For the property management services, the Property Management Department (PMD) of Customer Service Group (CTG) has confirmed that the estimated response time to the mechanical and electrical breakdown is:

•	During office hours (Mon to Fri 8:30 am to 5:30 pm and Sat from 8:30 am to 1 pm)—within 1 hour
•	After office hours—within 2 hours

5 We await your written confirmation and agreement of the above by 31 Jan 2000. The acceptance of the above is in addition to the Letter of Acceptance in response to the two Letters of Offer. Thank you.

Sincerely

/s/ VANESSA LO
Vanessa Lo Marketing & Sales Department Jurong Town Corporation

25 January 2000

ST TELECOMMUNICATIONS PTE LTD
Blk 51 Cuppage Rd	BY FAX @ 8350200
#10-11	& AR REGISTERED
Singapore 229469
Singapore 229469

(Attn Mr Ng Hiang Cheok/Lee Yoong Kin)

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1.	We are pleased to offer a tenancy of the Premises subject to the following covenants, terms and conditions in this letter and a letter [Ref JTC(L)7329/30] dated 25 Jan 2000 and in the annexed Memorandum of Tenancy (“the Offer”):

1.01	Location

Pte Lot A19857(b), Blk 20 (“the Building”) Ayer Rajah Cres #06-01 and Pte Lot A19857(a) at #06-05 to #06-08, Ayer Rajah Industrial Estate Singapore 139964 (“the Premises”) as delineated and edged in red on the plan attached to the Offer.

1.02	Term of Tenancy:

3 years (“the Term”) with effect from 1 August 2000 (“the Commencement Date”).

1.03	Tenancy Agreement:

Upon due acceptance of the Offer in accordance with clause 2 of this letter, you shall have entered into a tenancy agreement with us (“the Tenancy”) and will be bound by the covenants, terms and conditions thereof.

In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the Memorandum of Tenancy, the relevant covenant, term or condition in this letter shall prevail.

1.04	Area:

Approximately 2,021.0 square metres (subject to survey).

1.05	Rent and Service Charge:

Rent:

(a)	Discounted rate of:

(i) $14.50 per square metre per month for the period from 1 August 2000 to 31 July 2001;

(ii)	$14.80 per square metre per month for the period from 1 August 2001 to 31 July 2002;

(iii)	$15.11 per square metre per month for the period 1 August 2002 to 31 July 2003.

(b)	Normal rate of:

$15.90 per square metre per month for the period from 1 August 2000 to 31 July 2001

(“Rent”) to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.) The next payment shall be made 1 September 2000.

Service charge:

$4.50 per square metre per month. (“Service Charge”) as charges for services rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

1.05(a)	Air-conditioning Charge:

$0.008 per square metre per hour as charges for air-conditioning utility rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time in the same manner as the Service Charge.

1.06	Security Deposit/Banker’s Guarantee:

You will at the time of acceptance of the Offer be required to place with us a deposit of $118,895.43 equivalent to 3 months’ Rent (at the discounted rate) and Service Charge (“Security Deposit”) as security against any breach of the covenants, terms and conditions in the Tenancy.

The Security Deposit may be in the form of cash and/or acceptable Banker’s Guarantee in the form attached (effective from 1 February 2000 to 31 January 2004) and/or such offer form or security as we may in our absolute discretion permit or accept.

The Security Deposit must be maintained at the same sum throughout the Term and shall be repayable to you without interest or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker’s Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

If the Rent at the discounted rate is increased to the normal rate or Service Charge is increased or any deductions are made from the Security Deposit, you are to immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to 3 months’ Rent and Service Charge.

1.07	Mode of Payment:

Except for the payment to be made with your letter of acceptance pursuant to clause 2 of this letter, during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

[Note: Accordingly, you are to provide us with the duly completed GIRO authorization form enclosed herewith.

However, pending finalisation for the GIRO arrangement, you shall pay Rent, Service Charge and GST as they fail due by cheque].

1.08	Permitted Use:

(a)	Subject to clause 1.12 of this letter, you shall commence full operations within four (4) months of the Commencement Date for the purpose of providing full internet-based related activities including data centre, call centre, regional network management, product and software development and facilities hosting etc only and for no other purpose whatsoever (“the Authorised Use”).

(b)	Thereafter, you shall maintain full and continuous operations and use and occupy the whole of the Premises for the Authorised Use.

1.09	Approvals

The Tenancy is subject to approvals being obtained from the relevant government and statutory authorities.

1.10	Possession of Premises:

(a)	Keys to the Premises will be given to you six (6) months prior to the Commencement Date subject to due acceptance of the Offer (“Possession Date”).

(b)	From the Possession Date until the Commencement Data, you shall be deemed a licensee upon the same terms and conditions in the Tenancy.

(c)	if you proceed with the Tenancy after the Commencement Date, licence fee payable from the Possession date to the Commencement Date shall be waived (“Rent-Free Period”). Should you fail to so proceed, you shall:

(i)	remove everything installed by you;
(ii)	reinstate the Premises to its original state and condition; and
(iii)	pay us a sum equal to the prevailing market rent payable for the period from the Possession Date up to the date the installations are removed and reinstatement completed to our satisfaction.

without prejudice to any other rights and remedies we may have against you under the Tenancy or at law

1.11	Preparation and Submission of Plans:

(a)	No alteration, addition, improvement, erection, installation or interference to or in the Premises or the fixtures and fittings therein is permitted without Building Control Unit [BCU(JTC)] prior written consent. Your attention is drawn to clauses 2.10 to 2.19 and 2.34 of the Memorandum of Tenancy.

(b)	You will be required to prepare and submit floor layout plans of your factory in accordance with the terms of the tenancy and the ‘Guide’ attached. It is important that you should proceed with the preparation and submission of the plans in accordance with the procedures set out in the said ‘Guide’.

(c)	Should there be alteration of existing automatic fire alarm and sprinkler system installation, alteration plans shall be submitted to Building Control Unit

[BCU(JTC)] for approval on fire safety aspects. All fire alarm & sprinkler system plans must be signed by a relevant Professional Engineer, registered with the Professional Engineers Board of Singapore.

(d)	Upon due acceptance of the Offer, a copy of the floor and elevation plans (transparencies) will be issued to you to assist in the preparation of the plans required herein.

(e)	No work shall commence until the plans have been approved by Building Control Unit [BCU(JTC)].

(f)	Kindly note that at present URA requires you to use and occupy at least sixty per cent (60%) of the gross floor area of the Premises for industrial activities and ancillary warehousing activities; and you may use and occupy the remaining gross floor area, if any, for offices, showrooms, neutral areas or communal facilities and such other uses as may be approved in writing by us and the relevant governmental and statutory authorities. Nonetheless, as provided in paragraph 1.08, you shall ensure that the Premises:

i)	are used primarily for the industrial activities stipulated in the authorised use approved by us; and

ii)	are not used or occupied for the purpose of offices, showrooms, storage, warehousing, industrial activities unrelated to such authorised use or for any other use unless approved in writing by us and the relevant governmental and statutory authorities.

1.12	Final inspection:

You shall ensure that final inspection by us of all installations is carried out and our approval of the same is obtained before any operations in the Premises may be commenced.

1.13	Special Conditions:

(1)	Normal (Ground & Non-ground) Floor Premises

You shall comply and ensure compliance with the following restrictions:

(a)	maximum loading capacity of the goods lifts in the Building; and

(b)	maximum floor loading capacity of 10.0 kiloNewtons per square metre of the Premises on the 5th storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

We shall not be liable for any loss or damage that you may suffer from any subsidence or cracking of the ground floor slabs and aprons of the Building,

(2)	You shall comply and ensure compliance with all notices, rules and regulations relating to the use of the Carpark (as defined in the Memorandum of Tenancy) including but not limited to:

(i)	parking or placing of container, vehicles, trailers or other carriages; and

(ii)	parking charges.

(3)	You are to connect the mechanical ventilation system in the Premises to the switchboard installed by you, subject to clauses 2.12, 2.13 and 2.14 of the Memorandum of Tenancy.

(4)	Option for renewal of tenancy:

(a)	You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy.

(b)	We may grant you a further term or tenancy of the Premises upon mutual terms to be agreed between you and us subject to the following:

(i)	there shall be no breach of your obligations at the time you make your request for a further term;

(ii)	our determination of revised rent, having regard to the market rent of the Premises at the time of granting the further term, shall be final;

(iii)	we shall have absolute discretion to determine such covenants, terms and conditions, but excluding a covenant for renewal of tenancy; and

(iv)	there shall not be any breach of your obligations at the expire of the Term.

2.	Mode of Acceptance:

The Offer shall lapse if we do not receive the following by 31 January 2000:

•	Duly signed letter of acceptance (in duplicate) of all the covenants, terms and conditions in the Tenancy in the form enclosed at the Appendix. (Please date as required in the Appendix)

•	Payment of the sum set out in clause 4.

•	Duly completed GIRO authorized form.

3.	Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if the said other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

4.	The total amount payable is as follows:

	Amount		+3% GST
1st Year:
Rent at $14.50 psm per month on 2,021 sqm for the period 1 August 2000 to 31 August 2000	$29,304.50
Service Charge at $4.50 psm per month on 2,021 sqm for the period 1 August 2000 to 31 August 2000	$9,094.50	$38,399.00	$1,151.97

Deposit equivalent to three months’ rent (at the discounted rate payable in the third year of the Term) and service charge [or Banker’s Guarantee provided in accordance with subparagraph 1.06 above]		$118,895.43
Stamp fee payable on Letter of Acceptance which will be stamped by JTC on your behalf		$3,748.00

Sub-Total Payable		$161,042.43	$1,151.97
Add: GST + 3%		$1,151.97

Total Payable inclusive of GST		$162,194.40

5.	Rent-Free Period:

As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to in clause 1.10(c) of this letter.

6.	Variation to the Tenancy

The letter and the Memorandum of Tenancy constitute the full terms and conditions governing the Offer and no terms or representation or otherwise, whether express or implied, shall form part of the Offer other than what is contained herein. Any variation, modification, amendment, deletion, addition or otherwise of the covenants, terms and conditions of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us.

7.	Season Parking:

Season parking tickets for car parking lots within the Estate can be purchased from the JTC Zone Office serving the Estate (Contact no. of the East Zone Office is: 2999405). Please note that the number of season parking ticket(s) that can be purchased by you will depend on eligibility rules set out by us.

8.	Application for Approvals, Utilities etc.

Upon your acceptance of the covenants, terms and conditions of the Offer, you are advised to proceed expeditiously as follows:

8.01	Preliminary Clearance:

Company with the requirements of the Chief Engineer (Central Building Plan Unit), Pollution Control Department and/or other departments pursuant to your application/s for preliminary clearance. (Please note that we have referred your application to the relevant department/s)

8.02	Discharge of Trade Effluence:

Complete the attached Application for Permission to Discharge Trade Effluent into Public Sewer and return the application form direct to the Head, Pollution Control Department, Ministry of Environment Building, 40 Scotts Road. Singapore 228231 (Telephone No. 7327733).

8.03	Electricity:

Engage a registered electrical consultant or competent contractor to submit three sets of electrical single-line diagrams to and in accordance with the requirements of our Property Support Department (PSD), Customer Services Group, JTC East Zone Office for endorsement before an application is made to the Power Supply Pte Ltd to open an account for electricity connection. Please contact our Property Support Department (PSD) at Blk 25 Kallang Avenue #05-01 Kallang Basin Industrial Estate Singapore 339416 direct for their requirements.

8.04	Water:

Submit four copies of sketch plans, prepared by a licensed plumber, showing the section and layout of the plumbing, to our Building Control Unit [BCU(JTC)] for approval prior to the issue of a letter to Water Conservation Department, Public Utilities Board to assist you in your application for a water sub meter.

8.05	Telephone:

Apply direct to Singapore Telecommunications Ltd for all connections.

8.06	Automatic Fire Alarm System (Incorporating Heat Detector)

Engage a registered electrical consultant/professional engineer to submit two sets of fire alarm, drawings, indicating the exiting fixtures if any, the proposed modifications of the fire alarm and the layout of machinery, etc to and in accordance with the requirements of our Building Control Unit [BCU(JTC)]. Please contact our Building Control Unit [BCU(JTC)] at 301 Jurong Town Hall Road (3rd level) Singapore 609431 direct for further requirements.

8.07	Factory Inspectorate

Complete and return direct to Chief Inspector of Factories the attached form, “Particulars to be submitted by occupiers or Intending Occupiers of Factories”.

Yours faithfully

/s/ VANESSA LOH

Vanessa Loh

MARKETING & SALES DEPARTMENT

INDUSTRIAL PARKS DEVELOPMENT GROUP

JURONG TOWN CORPORATION

Encl

Draft of Letter of Acceptance

(Please use company’s letterhead and In Duplicate)

Date: (To be dated on the day this	BY HAND
letter is forwarded to JTC)

Marketing & Sales Department

Jurong Town Corporation

Jurong Town Hall

301 Town Hall Road

Singapore 609431

(Attn: Vanessa Loh)

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRES #06-01, #06-05 TO # 06-08 AYER RAJAH INDUSTRIAL ESTATE Singapore 139964

1	We refer to your letter of offer and letter [Ref JTC(L)7329/30] dated [25 January 2000] for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

*2a.	We enclose herewith a cheque for the sum of the amount of [$162,194.40] as confirmation of our acceptance.

*2b.	We enclose herewith a cheque for the amount of [$43,298.97] and the Banker’s Guarantee as security deposit as confirmation of our acceptance.

3.	In addition, we also enclose herewith a duly completed GIRO authorisation form as requested by you for your information and record.

[Name of authorised signatory: [Designation: for and on behalf of:	] ]

[ST TELECOMMUNICATIONS PTE LTD] in the presence of:

[Name of witness: [NRIC No:	] ]	*Please omit if not applicable

SPECIMEN GUARANTEE FORM GUARANTEE

TO:	JURONG TOWN CORPORATION
JURONG TOWN HALL
JURONG TOWN HALL ROAD
SINGAPORE 609431

WHEREAS:

[ST TELECOMMUNICATIONS PTE LTD] of [Blk 51 Cuppage Rd #10-11 Singapore 229469] (“the Tenant”) is a tenant of the premises known as [Blk 20 Ayer Rajah Cres #06-01, To #06-05 To #06-08 Ayer Rajah Industrial Estate Singapore 139964] (“the Premises”) pursuant to a letter of offer and letter [Ref JTC(L)7329/30] dated [25 January 2000] from Jurong Town Corporation (“JTC”) to and duly accepted by the Tenant (“the Tenancy”, which expression shall include any written amendments made to the Tenancy from time to time).

IN CONSIDERATION OF your agreeing to grant the Tenancy and pursuant to a term of the Tenancy, we, the undersigned, hereby unconditionally undertake to pay to you from time to time on first demand the sum of aggregate sums not exceeding [$118,895.43] (“the Full Guaranteed Sum”) if accompanied by your statement that the Tenant is in breach of any of the Tenant’s obligations to you under the Tenancy and that the amount demanded is due and payable to you and remains unpaid provided that our liability under this Guarantee shall not exceed the Full Guaranteed Sum.

Our liability under this Guarantee shall be that of a principal debtor and not by way of surety and such liability shall not be discharged or affected by any event, act or omission whereby our liability would have been discharged if we had been a surety.

The Guarantee is valid from [1 February 2000] and shall expire on [31 January 2004] (“the expiry period”) and our liability hereunder shall cease in respect of any claims made after expiry period.

Notwithstanding that this Guarantee may not have expired, our liability hereunder shall cease forthwith upon our paying to you the Full Guaranteed Sum to be held by you as a security deposit under the Tenancy.

Dated

[Signature, names and designations of authorised signatories of Bank/Finance Company and rubber stamp of Bank/Finance Company]

[ALLOCATION PLAN]

25 January 2000

ST TELECOMMUNICATIONS PTE LTD
Blk 51 Cuppage Rd	BY FAX @ 8350200
#10-11	& AR REGISTERED
Singapore 229469 Singapore 229469

(Attn Mr Ng Hiang Cheok/Lee Yoong Kin)

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1.	We are pleased to offer a tenancy of the Premises subject to the following covenants, terms and conditions in this letter and a letter [Ref JTC(L)7329/30] dated 25 Jan 2000 and in the annexed Memorandum of Tenancy (“the Offer”):

1.01	Location

Pte Lot A19857(b), Blk 20 (“the Building”) Ayer Rajah Cres #05-05 to #05-08, Ayer Rajah Industrial Estate Singapore 139964 (“the Premises”) as delineated and edged in red on the plan attached to the Offer.

1.02	Term of Tenancy:

3 years (“the Term”) with effect from 1 August 2000 (“the Commencement Date”).

1.03	Tenancy Agreement:

Upon due acceptance of the Offer in accordance with clause 2 of this letter, you shall have entered into a tenancy agreement with us (“the Tenancy”) and will be bound by the covenants, terms and conditions thereof.

In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the Memorandum of Tenancy, the relevant covenant, term or condition in this letter shall prevail.

1.04	Area:

Approximately 1,684.0 square metres (subject to survey).

1.05	Rent and Service Charge:

Rent:

(a)	Discounted rate of:

(i)	$14.50 per square metre per month for the period from 1 August 2000 to 31 July 2001;

(ii)	$14.80 per square metre per month for the period from 1 August 2001 to 31 July 2002;

(iii)	$15.11 per square metre per month for the period 1 August 2002 to 31 July 2003.

(b)	Normal rate of:

$15.90 per square metre per month for the period from 1 August 2000 to 31 July 2001

(“Rent”) to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.) The next payment shall be made 1 September 2000.

Service charge:

$4.50 per square metre per month. (“Service Charge”) as charges for services rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

1.05(a)	Air-conditioning Charge:

$0.008 per square metre per hour as charges for air-conditioning utility rendered by us, payable without demand on the same date and in the same manner as the Rent, subject to our revision from time to time in the same manner as the Service Charge.

1.06	Security Deposit/Banker’s Guarantee:

You will at the time of acceptance of the Offer be required to place with us a deposit of $99,069.72 equivalent to 3 months’ Rent (at the discounted rate) and Service Charge (“Security Deposit”) as security against any breach of the covenants, terms and conditions in the Tenancy.

The Security Deposit may be in the form of cash and/or acceptable Banker’s Guarantee in the form attached (effective from 1 February 2000 to 31 January 2004) and/or such offer form or security as we may in our absolute discretion permit or accept.

The Security Deposit must be maintained at the same sum throughout the Term and shall be repayable to you without interest or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker’s Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

If the Rent at the discounted rate is increased to the normal rate or Service Charge is increased or any deductions are made from the Security Deposit, you are to immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to 3 months’ Rent and Service Charge.

1.07	Mode of Payment:

Except for the payment to be made with your letter of acceptance pursuant to clause 2 of this letter, during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

[Note: Accordingly, you are to provide us with the duly completed GIRO authorization form enclosed herewith.

2

However, pending finalisation for the GIRO arrangement, you shall pay Rent, Service Charge and GST as they fail due by cheque].

1.08	Permitted Use:

(a)	Subject to clause 1.12 of this letter, you shall commence full operations within four (4) months of the Commencement Date for the purpose of providing full internet-based related activities including data centre, call centre, regional network management, product and software development and facilities hosting etc only and for no other purpose whatsoever (“the Authorised Use”).

(b)	Thereafter, you shall maintain full and continuous operations and use and occupy the whole of the Premises for the Authorised Use.

1.09	Approvals

The Tenancy is subject to approvals being obtained from the relevant government and statutory authorities.

1.10	Possession of Premises:

(a)	Keys to the Premises will be given to you six (6) months prior to the Commencement Date subject to due acceptance of the Offer (“Possession Date”).

(b)	From the Possession Date until the Commencement Data, you shall be deemed a licensee upon the same terms and conditions in the Tenancy.

(c)	if you proceed with the Tenancy after the Commencement Date, licence fee payable from the Possession date to the Commencement Date shall be waived (“Rent-Free Period”). Should you fail to so proceed, you shall:

(i)	remove everything installed by you;

(ii)	reinstate the Premises to its original state and condition; and

(iii)	pay us a sum equal to the prevailing market rent payable for the period from the Possession Date up to the date the installations are removed and reinstatement completed to our satisfaction.

without prejudice to any other rights and remedies we may have against you under the Tenancy or at law

1.11	Preparation and Submission of Plans:

(a)	No alteration, addition, improvement, erection, installation or interference to or in the Premises or the fixtures and fittings therein is permitted without Building Control Unit [BCU(JTC)] prior written consent. Your attention is drawn to clauses 2.10 to 2.19 and 2.34 of the Memorandum of Tenancy.

(b)	You will be required to prepare and submit floor layout plans of your factory in accordance with the terms of the tenancy and the ‘Guide’ attached. It is important that you should proceed with the preparation and submission of the plans in accordance with the procedures set out in the said ‘Guide’.

(c)	Should there be alteration of existing automatic fire alarm and sprinkler system installation, alteration plans shall be submitted to Building Control Unit

3

[BCU(JTC)] for approval on fire safety aspects. All fire alarm & sprinkler system plans must be signed by a relevant Professional Engineer, registered with the Professional Engineers Board of Singapore.

(d)	Upon due acceptance of the Offer, a copy of the floor and elevation plans (transparencies) will be issued to you to assist in the preparation of the plans required herein.

(e)	No work shall commence until the plans have been approved by Building Control Unit [BCU(JTC)].

(f)	Kindly note that at present URA requires you to use and occupy at least sixty per cent (60%) of the gross floor area of the Premises for industrial activities and ancillary warehousing activities; and you may use and occupy the remaining gross floor area, if any, for offices, showrooms, neutral areas or communal facilities and such other uses as may be approved in writing by us and the relevant governmental and statutory authorities. Nonetheless, as provided in paragraph 1.08, you shall ensure that the Premises:

i)	are used primarily for the industrial activities stipulated in the authorised use approved by us; and

ii)	are not used or occupied for the purpose of offices, showrooms, storage, warehousing, industrial activities unrelated to such authorised use or for any other use unless approved in writing by us and the relevant governmental and statutory authorities.

1.12	Final inspection:

You shall ensure that final inspection by us of all installations is carried out and our approval of the same is obtained before any operations in the Premises may be commenced.

1.13	Special Conditions:

(1)	Normal (Ground & Non-ground) Floor Premises

You	shall comply and ensure compliance with the following restrictions:

(a)	maximum loading capacity of the goods lifts in the Building; and

(b)	maximum floor loading capacity of 10.0 kiloNewtons per square metre of the Premises on the 5th storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

We shall not be liable for any loss or damage that you may suffer from any subsidence or cracking of the ground floor slabs and aprons of the Building,

(2)	You shall comply and ensure compliance with all notices, rules and regulations relating to the use of the Carpark (as defined in the Memorandum of Tenancy) including but not limited to:

(i)	parking or placing of container, vehicles, trailers or other carriages; and

(ii)	parking charges.

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(3)	You are to connect the mechanical ventilation system in the Premises to the switchboard installed by you, subject to clauses 2.12, 2.13 and 2.14 of the Memorandum of Tenancy.

(4)	Option for renewal of tenancy:

(a)	You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy.

(b)	We may grant you a further term or tenancy of the Premises upon mutual terms to be agreed between you and us subject to the following:

(i)	there shall be no breach of your obligations at the time you make your request for a further term;

(ii)	our determination of revised rent, having regard to the market rent of the Premises at the time of granting the further term, shall be final;

(iii)	we shall have absolute discretion to determine such covenants, terms and conditions, but excluding a covenant for renewal of tenancy; and

(iv)	there shall not be any breach of your obligations at the expire of the Term.

2.	Mode of Acceptance:

The Offer shall lapse if we do not receive the following by 31 January 2000:

•	Duly signed letter of acceptance (in duplicate) of all the covenants, terms and conditions in the Tenancy in the form enclosed at the Appendix. (Please date as required in the Appendix)

•	Payment of the sum set out in clause 4.

•	Duly completed GIRO authorized form.

3.	Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if the said other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

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4.	The total amount payable is as follows:

	Amount		+3% GST
1st Year:
Rent at $14.50 psm per month on 1,684 sqm for the period 1 August 2000 to 31 August 2000	$24,418.00
Service Charge at $4.50 psm per month on 1,684 sqm for the period 1 August 2000 to 31 August 2000	$7,578.00	$31,996.00	$959.88

Deposit equivalent to three months’ rent (at the discounted rate payable in the third year of the Term) and service charge [or Banker’s Guarantee provided in accordance with subparagraph 1.06 above]		$99,069.72
Stamp fee payable on Letter of Acceptance which will be stamped by JTC on your behalf		$3,124.00

Sub-Total Payable		$134,189.72	$959.88
Add: GST + 3%		$959.88

Total Payable inclusive of GST		$135,149.60

5.	Rent-Free Period:

As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to in clause 1.10(c) of this letter.

6.	Variation to the Tenancy

The letter and the Memorandum of Tenancy constitute the full terms and conditions governing the Offer and no terms or representation or otherwise, whether express or implied, shall form part of the Offer other than what is contained herein. Any variation, modification, amendment, deletion, addition or otherwise of the covenants, terms and conditions of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us.

7.	Season Parking:

Season parking tickets for car parking lots within the Estate can be purchased from the JTC Zone Office serving the Estate (Contact no. of the East Zone Office is: 2999405). Please note that the number of season parking ticket(s) that can be purchased by you will depend on eligibility rules set out by us.

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8.	Application for Approvals, Utilities etc.

Upon your acceptance of the covenants, terms and conditions of the Offer, you are advised to proceed expeditiously as follows:

8.01	Preliminary Clearance:

Company with the requirements of the Chief Engineer (Central Building Plan Unit), Pollution Control Department and/or other departments pursuant to your application/s for preliminary clearance. (Please note that we have referred your application to the relevant department/s)

8.02	Discharge of Trade Effluence:

Complete the attached Application for Permission to Discharge Trade Effluent into Public Sewer and return the application form direct to the Head, Pollution Control Department, Ministry of Environment Building, 40 Scotts Road. Singapore 228231 (Telephone No. 7327733).

8.03	Electricity:

Engage a registered electrical consultant or competent contractor to submit three sets of electrical single-line diagrams to and in accordance with the requirements of our Property Support Department (PSD), Customer Services Group, JTC East Zone Office for endorsement before an application is made to the Power Supply Pte Ltd to open an account for electricity connection. Please contact our Property Support Department (PSD) at Blk 25 Kallang Avenue #05-01 Kallang Basin Industrial Estate Singapore 339416 direct for their requirements.

8.04	Water:

Submit four copies of sketch plans, prepared by a licensed plumber, showing the section and layout of the plumbing, to our Building Control Unit [BCU(JTC)] for approval prior to the issue of a letter to Water Conservation Department, Public Utilities Board to assist you in your application for a water sub meter.

8.05	Telephone:

Apply direct to Singapore Telecommunications Ltd for all connections.

8.06	Automatic Fire Alarm System (Incorporating Heat Detector)

Engage a registered electrical consultant/professional engineer to submit two sets of fire alarm, drawings, indicating the exiting fixtures if any, the proposed modifications of the fire alarm and the layout of machinery, etc to and in accordance with the requirements of our Building Control Unit [BCU(JTC)]. Please contact our Building Control Unit [BCU(JTC)] at 301 Jurong Town Hall Road (3rd level) Singapore 609431 direct for further requirements.

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8.07	Factory Inspectorate

Complete and return direct to Chief Inspector of Factories the attached form, “Particulars to be submitted by occupiers or Intending Occupiers of Factories”.

Yours faithfully

/s/ VANESSA LOH

Vanessa Loh

MARKETING & SALES DEPARTMENT

INDUSTRIAL PARKS DEVELOPMENT GROUP

JURONG TOWN CORPORATION

Encl

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Draft of Letter of Acceptance

(Please use company’s letterhead and In Duplicate)

Date: (To be dated on the day this	BY HAND
letter is forwarded to JTC)

Marketing & Sales Department

Jurong Town Corporation

Jurong Town Hall

301 Town Hall Road

Singapore 609431

(Attn: Vanessa Loh)

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT BLK 20 AYER RAJAH CRES #05-05 To # 05-08 AYER RAJAH INDUSTRIAL ESTATE Singapore 139964

1	We refer to your letter of offer and letter [Ref JTC(L)7329/30] dated [25 January 2000] for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions stipulated therein.

*2a.	We enclose herewith a cheque for the sum of the amount of [$135,149.60] as confirmation of our acceptance.

*2b.	We enclose herewith a cheque for the amount of [$36,079.88] and the Banker’s Guarantee as security deposit as confirmation of our acceptance.

3.	In addition, we also enclose herewith a duly completed GIRO authorisation form as requested by you for your information and record.

[Name of authorised signatory: [Designation: for and on behalf of:	] ]

[ST TELECOMMUNICATIONS PTE LTD] in the presence of:

[Name of witness: [NRIC No:	] ]	*Please omit if not applicable